UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2016

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QUINTILES TRANSNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4820 Emperor Blvd. Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors of Surviving Corporation

Pursuant to the terms of the previously disclosed merger agreement with IMS Health Holdings, Inc. (“IMS Health”) and Quintiles Transnational Holdings Inc. (“Quintiles”) and the previously disclosed shareholders agreement among Quintiles and the shareholders named therein, each dated May 3, 2016, Quintiles and IMS Health each designated six individuals to serve as directors of the surviving corporation following the proposed merger of IMS Health with and into Quintiles (the “Surviving Corporation”), effective as of the effective time of the merger (the “Effective Time”).  The IMS Health designees are Ari Bousbib, Jonathan J. Coslet, John G. Danhakl, James A. Fasano, Ronald A. Rittenmeyer and Todd B. Sisitsky (the “IMS Health Designees”). The Quintiles designees are Dr. Dennis B. Gillings, CBE, Thomas H. Pike, John P. Connaughton, Jack M. Greenberg, Michael J. Evanisko and John M. Leonard, M.D. (the “Quintiles Designees”).  In connection therewith, at the Effective Time, Annie H. Lo and Leonard D. Schaeffer will resign from the Quintiles board of directors.

Effective immediately following those resignations, the IMS Health Designees will be appointed to serve as members of the board of directors of the Surviving Corporation (the “Board”) until the first, second or third annual meeting of stockholders following the merger and until a successor is duly elected and qualified or until such director’s earlier resignation, removal or death. The assignment of Surviving Corporation directors to their respective classes and committees, if any, as well as director independence and director compensation arrangements, will be determined at the time of or following the merger.

The following provides biographical information on the IMS Health Designees joining the Surviving Corporation Board:

 Ari Bousbib was appointed Chief Executive Officer and President of IMS Health in September 2010 and was appointed to the additional role of Chairman in December 2010. Prior to joining IMS Health, Mr. Bousbib spent 14 years at United Technologies Corporation (“UTC”). From 2008 until 2010, he served as President of UTC’s Commercial Companies, including Otis Elevator Company, Carrier Corporation, UTC Fire & Security and UTC Power Inc. From 2002 until 2008, Mr. Bousbib was President of Otis, and from 2000 to 2002 he served as its Chief Operating Officer. Previously, Mr. Bousbib was a partner at Booz Allen Hamilton. Mr. Bousbib currently serves on the board of directors of The Home Depot, Inc. and is a member of the Harvard Medical School Health Care Policy Advisory Council. He previously served on the board of directors of Best Buy, Inc. and was appointed by the President of the United States to serve on the President’s Commission on White House Fellowships. Mr. Bousbib holds a Master of Science Degree in Mathematics and Mechanical Engineering from the Ecole Superieure des Travaux Publics, Paris, and an M.B.A. from Columbia University.

John G. Danhakl has served as a director of IMS Health since February 2010. He is Managing Partner at Leonard Green & Partners (“LGP”), which he joined in 1995. Previously, Mr. Danhakl was a Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation, which he joined in 1990. From 1985 until 1990, Mr. Danhakl was Vice President in corporate finance at Drexel Burnham Lambert, Inc. Mr. Danhakl currently serves on the boards of directors of Advantage Solutions, Inc., CCC Information Services, Inc., J. Crew Group, Inc., Leslie’s Poolmart, Inc., Life Time Fitness, Inc., Mister Car Wash Holdings, Inc., MultiPlan, Inc., Packers Sanitation Services, Inc. and Savers, Inc. He previously served on the boards of directors of Air Lease Corporation, Animal Health, Inc., Arden Group, Inc., AsianMedia Group, LLC, Big 5 Sporting Goods Corporation, Communications & Power Industries, Inc., Diamond Triumph Auto Glass, Inc., Hits, Inc., Liberty Group Publishing, Inc., SunEdison Inc. (formerly known as MEMC Electronic Materials, Inc.), Petco Animal Supplies, Inc., Phoenix Scientific, Inc., Rite Aid Corporation, Sagittarius Brands, The Neiman Marcus Group, Tire Rack, Inc. and VCA Antech, Inc. Mr. Danhakl holds a B.A. in Economics from the University of California at Berkeley, and an M.B.A. from Harvard Business School.

James A. Fasano has served as a director of IMS Health since January 2015. He is Managing Director responsible for leading CPP Investment Board’s Funds, Secondaries & Co-investments group and previously led CPPIB’s Principal Investing group. Prior to joining CPPIB in 2004, Mr. Fasano worked in the Investment Banking group at Merrill Lynch & Co., focusing on companies in the media and telecommunications sectors. Previously, he was a member of the Mergers & Acquisitions group at RBC Capital Markets and was a Commissioned Officer in the Canadian Armed Forces. Mr. Fasano serves on the board of directors of NEWAsurion, and formerly was a director of Cequel Communications, AWAS Aviation Capital, LHP Hospital Group and Kinetic Concepts. He holds a Bachelor of Engineering degree from the Royal Military College of Canada and an M.B.A. from the University of Chicago Graduate School of Business.

Ronald A. Rittenmeyer has served as a director of IMS Health since April 2010. He is the past Chairman, President and CEO of Expert Global Solutions, Inc. from 2011 to June 2014. He is the current Chairman and CEO of Millenium Health, a leading private health solutions company. Previously, Mr. Rittenmeyer served as Chairman, CEO and President of Electronic Data Systems Corporation from 2005 until 2008. Prior to that, he served as Chief Operating Officer of Electronic Data Systems Corporation from October 2005 until September 2007 (including service as Co-Chief Operating Officer until May 2006) and as Executive Vice President, Global Service Delivery from July 2005 until December 2006. Mr. Rittenmeyer also serves on the boards of directors of American International Group, Inc. and Tenet Health Care Corporation. He previously served as a director of EDS and RH Donnelley (presently Dex One Corporation). Mr. Rittenmeyer holds a B.A. in Commerce and Economics from Wilkes University and his M.B.A. from Rockhurst University.

Todd B. Sisitsky has served as a director of IMS Health since February 2010 and currently serves as lead director. Mr. Sisitsky is a Partner of TPG, where he serves as Managing Partner of TPG Capital North America, head of the firm’s global healthcare investing platform, and a member of the firm’s Executive Committee. Mr. Sisitsky serves on the boards of directors of Adare Pharmaceuticals, IASIS Healthcare Corporation, Immucor Inc. and Surgical Care Affiliates, Inc. He previously served on the boards of directors of Aptalis Holdings, Inc. (formerly Aptalis Pharma, Inc.), Biomet Inc., HealthScope Ltd., Fenwal Inc. and Par Pharmaceuticals Companies, Inc. He also serves on the board of the Campaign for Tobacco Free Kids, a global not-for-profit organization, and the Dartmouth Medical School Board of Overseers. Prior to joining TPG in 2003, Mr. Sisitsky worked at Forstmann Little & Company and Oak Hill Capital Partners. Mr. Sisitsky earned an M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar, and earned his undergraduate degree from Dartmouth College, where he graduated summa cum laude.

Senior Management

 Quintiles and IMS Health issued a press release announcing the expected key senior management positions in the Surviving Corporation, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Resignation of Kevin K. Gordon

In connection with the merger, Kevin K. Gordon, a principal operating officer of Quintiles, is expected to resign as Executive Vice President and Chief Operating Officer of Quintiles effective as of the Effective Time.

 Item 8.01 Other Events.

The information contained in Item 5.02 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Document

99.1	Press release regarding senior management positions dated August 29, 2016

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, IMS Health and Quintiles have filed documents with the SEC, including the filing by Quintiles of a registration statement on Form S-4 that includes a joint proxy statement that also constitutes a prospectus of Quintiles. The registration statement, as amended, was declared effective on August 15, 2016 by the SEC.  Quintiles filed the definitive joint proxy statement/prospectus with the SEC on August 16, 2016. On August 19, 2016, each of IMS Health and Quintiles mailed that document to their respective shareholders and may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which IMS Health or Quintiles may file with the SEC. Investors and security holders of IMS Health and Quintiles are urged to read the registration statement, the joint proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety when they become available because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by IMS Health and Quintiles through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IMS Health or Quintiles at the following:

IMS Health	Quintiles

Tom Kinsley	Todd Kasper
IMS Health Investor Relations	Quintiles Investor Relations
+1.203.448.4691	+1.919.998.2590
tkinsley@imshealth.com	InvestorRelations@quintiles.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 29, 2016	QUINTILES TRANSNATIONAL HOLDINGS INC.

		By:	/s/ James H. Erlinger III
James H. Erlinger III
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release regarding senior management positions dated August 29, 2016